EXHIBIT 10.16


Kari. A. Keidser, Esq.  (SBN 194554)                              ORIGINAL FILED
Marc. A. Lieberman, Esq (SBN 157318)
LAW OFFICES OF MARC A. LIEBERMAN                                  SEP 24 2002
1875 Century Park East, Suite 2200
Los Angeles, California 90067-2523                                LOS ANGELES
Telephone:        (310) 284-7350                                  SUPERIOR COURT
Facsimile:        (310) 284-7352

Attorney for Plaintiff, 3PEA TECHNOLOGIES, INC.



                    SUPERIOR COURT OF THE STATE OF CALIFORNIA

                     COUNTY OF LOS ANGELES, CENTRAL DISTRICT


3PEA TECHNOLOGIES, INC.; a Nevada            )    CASE NO.  BC 275757
corporation                                  )
                                             )    ASSIGNED FOR ALL PURPOSED TO
          Plaintiff,                         )    THE HONORABLE RODNEY NELSON
                                             )
                                             )    Complaint Filed June 13, 2002
             v.                              )
                                             )
ECONNECT, INC. a Nevada corporation,         )    Date:   September 24, 2002
and DOES 1 through 100, inclusive            )    Time:    8:30 a.m.
                                             ) Dept: 46
        Defendants.                          )
_________________________________            )
                                             )

         Having read and considered the Ex Parte Application for Entry of Judgment and the Stipulation for Entry of Judgment by and between Plaintiff, 3Pea Technologies, Inc., and Defendant eConnect, Inc, and good cause appearing therefore,


         IT IS ORDERED, ADJUDGED AND DECREED that Judgment be entered in favor of Plaintiff, 3Pea Technologies, Inc. and against Defendant eConnect, Inc., in the principal sum of One Million Three Hundred Forty Thousand Dollars ( $1,340,000.00), plus interest in the sum of $24,597.04 (10% per annum from July 19, 2002 through September 24, 2002). Plus attorney's fees and costs incurred to enforce the Settlement and Release Agreement and

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                                    JUDGMENT
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Stipulation for Entry of Judgment in the sum of $765.50, for the total sum of
One Million Three Hundred Sixty-Five Thousand Three Hundred Sixty-Two Dollars and Fifty Cents
($1,365,362.50)


         IT IS FURTHER ORDERED, ADJUDGED AND DECREED that interest shall accrue on this Judgment at the legal rate of ten percent (10%) per annum beginning from the date of entry until paid in full.


Dated    SEP 24 2002                          /s/ Rodney E. Nelson
                                              ----------------------------------
                                              HON. RODNEY E. NELSON
                                              Judge of the Superior Court



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                                    JUDGMENT